Thacher Proffitt & Wood
                             Two World Trade Center
                            New York, New York 10048









Direct Dial (212) 912-7825

                                             November 17, 1997

VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                   Re: Proxy Materials for the Big Foot Financial Corp. 1997 Annual Meeting
                        Commission File No. 0-21491
                        ------------------------------------------------
Ladies and Gentlemen:

         In connection with the 1997 Annual Meeting of Shareholders for Big Foot Financial Corp. (the "Company"), and pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, and Rule 14a-6(b) promulgated thereunder, filed herewith on behalf of the Company, under cover of Schedule 14A, are the following definitive proxy materials:

         1. Proxy Statement, including Notice of the 1997 Annual Meeting and the Chief Executive Officer's Letter to Shareholders;

         2.        Form of proxy furnished to shareholders; and

         3. Voting authorization forms and instruction letter for participants in the Company's Employee Stock Ownership Plan and 401(k) Plan.

The above items are scheduled to be released to shareholders and distributed to plan participants, as applicable, on or about November 17, 1997.

Securities and Exchange Commission
November 17, 1997                                                         Page 2





         Please direct any questions or comments regarding this filing to the undersigned at (212) 912-7825.

                                             Very truly yours,


                                             /s/ Mark I. Sokolow
                                             Mark I. Sokolow


Attachments

cc: Mr. Timothy L. McCue

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

/X/ Definitive Proxy Statement

/X/ Definitive Additional Materials

/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            BIG FOOT FINANCIAL CORP.
                            ------------------------
                (Name of Registrant as Specified In Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ________________________________________________________________________
    2)  Aggregate number of securities to which transaction applies:

        ________________________________________________________________________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

        ________________________________________________________________________
    4)  Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
    5)  Total fee paid:

        ________________________________________________________________________

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

        ________________________________________________________________________
    2)  Form, Schedule or Registration Statement No.:

        ________________________________________________________________________
    3)  Filing Party:

        ________________________________________________________________________
    4)  Date Filed:

                    [Letterhead of Big Foot Financial Corp.]








                                       November 17, 1997


Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Big Foot Financial Corp. (the "Company"), the holding company for Fairfield Savings Bank, F.S.B. (the "Bank"), Long Grove, Illinois, which will be held on December 22, 1997 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060 at 3:00 p.m., Central Time.

         The attached Notice of the 1997 Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending June 30, 1997, will be present at the Annual Meeting to respond to appropriate questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of the Company and the Bank, we thank you for your continued support and appreciate your interest.


                                       Sincerely yours,



                                       /s/ George M. Briody
                                       George M. Briody
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047
                                 (847) 634-2100

                NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 22, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Big Foot Financial Corp. (the "Company") will be held on December 22, 1997 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060, at 3:00 p.m., Central Time, to consider and vote upon the:

         1. Election of three candidates to the Board of Directors, each to serve for a term of three years;

         2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending June 30, 1998;

         3. Approval of the Big Foot Financial Corp. 1997 Recognition and Retention Plan;

         4. Approval of Article X of the Big Foot Financial Corp. 1997 Stock Option Plan; and

         5. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting. The Company is not aware of any other business that may properly come before the Annual Meeting.

         The Board of Directors has fixed November 10, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

                                       By Order of the Board of Directors,


                                       /s/ Barbara J. Urban
                                       Barbara J. Urban
                                       SECRETARY
Long Grove, Illinois
November 17, 1997


--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS IMPORTANT
THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU
OWN.  THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE
ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE.
RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF
YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                            BIG FOOT FINANCIAL CORP.

                             PROXY STATEMENT FOR THE
                       1997 ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 22, 1997


                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Big Foot Financial Corp. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on November 10, 1997 (the "Record Date"), for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on December 22, 1997 at the Holiday Inn Mundelein, located at 510 East Route 83, Mundelein, Illinois 60060, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to shareholders on or about November 17, 1997.

         On December 19, 1996, the Company became the holding company for Fairfield Savings Bank, F.S.B. (the "Bank") upon completion of the conversion of the Bank from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, an Illinois corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Bank.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on November 10, 1997 as the Record Date for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,512,750 shares of Common Stock issued and outstanding.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share held of record (other than Excess Common Stock as defined below) at the Annual Meeting and at any adjournment or postponement thereof. The presence, in person or by proxy, of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum thereat.

         The Articles of Incorporation of the Company provide that if any person beneficially owns, directly or indirectly, shares of Common Stock in excess of 10% of the then outstanding shares of Common Stock, all such shares beneficially owned by such person in excess of the 10% threshold shall be automatically converted into shares of Excess Common Stock. Shares of Excess Common Stock are identical to shares of Common Stock except that they are permitted only one one-hundredth (1/100) of a vote per share. Beneficial ownership of shares includes shares beneficially owned by such person or any of his or her affiliates, shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by the Company's Employee Stock Ownership Plan (the "ESOP") or shares that are subject to a revocable proxy and that are not otherwise beneficially owned or deemed by the Company to be beneficially owned by such person and his or her affiliates. The Articles of Incorporation further provide that this provision may be amended only upon the approval of the Board of Directors or the vote of two-thirds of the votes eligible to be cast by holders of all outstanding shares of voting stock (after giving effect to the limitation on voting rights). The Company's Articles of Incorporation authorizes and imposes a duty on the Board of Directors, by action of a majority, to interpret all of the terms and provisions of the Articles of Incorporation governing Excess Common Stock and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Articles of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner; (ii) whether a person or purported owner is an affiliate or associate of any other person or purported owner; or (iii) any other matter relating to the applicability or effect of the Articles of Incorporation.

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR, AND FOR EACH OTHER PROPOSAL IDENTIFIED IN THE NOTICE OF THE 1997 ANNUAL MEETING OF SHAREHOLDERS. Management is not aware of any matters other than those set forth in the Notice of the 1997 Annual Meeting of Shareholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

VOTE REQUIRED

         The vote required for each proposal is set forth in the discussion of such proposal under the caption "--Vote Required."

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing with the Secretary of the Company a duly executed instrument revoking the proxy or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending and voting at the Annual Meeting or any adjournment or postponement thereof, if a written revocation is filed with the Secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR SHAREHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained Morrow & Co. to assist in the solicitation of proxies, which firm will be paid a fee of $3,000, plus expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Director and executive officers of the Bank and the Company will be awarded restricted stock of the Company under the Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP") being presented for shareholder approval in Proposal 3 if shareholders approve Proposal 3. See "Proposal 3 -- 1997 Recognition and Retention Plan." Directors, officers and employees of the Bank and the Company will have the terms of Article X of the Big Foot Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan") being presented for shareholder approval in Proposal 4 made applicable to options granted to them under the Stock Option Plan, if shareholders approve Proposal 4. See "Proposal 4 -- Article X of the 1997 Stock Option Plan."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of September 30, 1997, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of September 30, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after September 30, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.


                                                                                       PERCENT OF
                                                                                         COMMON
                              NAME AND ADDRESS OF            AMOUNT AND NATURE OF        STOCK
   TITLE OF CLASS               BENEFICIAL OWNER             BENEFICIAL OWNERSHIP     OUTSTANDING
---------------------   ---------------------------------   ----------------------    -----------
Common Stock, par       Big Foot Financial Corp.                  201,020(1)              8.0%
value $.01 per share    Employee Stock Ownership Plan
                        Old McHenry Road and Route 83
                        Long Grove, Illinois 60047

--------------
(1) The Employee Stock Ownership Plan ("ESOP") is administered by a Plan Administrator, who is an employee of the Company appointed by the Board of Directors. The ESOP's assets are held in a trust (the "ESOP Trust"), for which First Bankers Trust Company, N.A. serve as trustee (the "Trustee"). Under the terms of the ESOP, the Trustee votes the shares held by the ESOP Trust based upon directions received from the participants in the ESOP. As of September 30, 1997, 10,051 shares had been allocated to participants, and 190,969 were unallocated. Under the terms of the ESOP, each participant may direct the voting of the shares allocated to such participant. The remaining unallocated shares are voted in the same manner and proportion as the shares allocated, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each Director of the Company, by each Named Executive Officer of the Company identified in the Summary Compensation Table included elsewhere herein and all directors and executive officers of the Company as a group, as of September 30, 1997. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.


                                                                   AMOUNT AND        PERCENT OF
                                                                    NATURE OF          COMMON
                                                                   BENEFICIAL           STOCK
NAME                                       TITLE (1)              OWNERSHIP(2)      OUTSTANDING(3)
----                                       ---------              ------------     ---------------
George M. Briody(4)             President and Director               29,977             1.2%
F. Gregory Opelka               Executive Vice President and         15,703                 *
                                Director
Maurice F. Leahy(5)             Director                              4,317                 *
Eugene W. Pilawski              Director                             15,000                 *
Joseph J. Nimrod(6)             Director                             27,450             1.1%
Walter E. Powers, M.D.(7)       Director                              7,164                 *
William B. O'Connell(8)         Director                             15,000                 *
Timothy L. McCue                Vice President and Chief             15,615                 *
                                Financial Officer
All directors and executive
officers as a group                                                 338,889            12.7%
(11 persons)(9)


----------
*        Less than 1.0% of outstanding Common Stock.

(1)      Titles are for both the Company and the Bank.

(2) See "Principal Shareholders of the Company" for a definition of "beneficial ownership."

(3) Percentages with respect to each person or group of persons have been calculated on the basis of 2,512,750 shares of Common Stock, the number of shares of Common Stock outstanding as of September 30, 1997. No officer or director has the right to acquire beneficial ownership of additional shares of Common Stock within 60 days after September 30, 1997.

(4) Includes 8,872 shares over which Mr. Briody has shared voting and investment power.

(5) Includes 3,103 shares held jointly with Mr. Leahy's spouse as to which Mr. Leahy has shared voting power.

(6) Includes 7,000 shares over which Mr. Nimrod has shared voting and investment power.

(7) Includes 700 shares over which Dr. Powers has shared voting and investment power.

(8) Includes 15,000 shares held jointly with Mr. O'Connell's wife as to which Mr. O'Connell has shared voting power.

(9) The amount of shares for all executive officers and directors as a group includes 190,969 shares held by the ESOP Trust, over which certain directors and executive officers may be deemed to have shared investment power, that have not yet been allocated to the individual accounts of the executive officers as of September 30, 1997. The individual participants in the ESOP have shared voting power with the ESOP Trustee.

        -----------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        -----------------------------------------------------------------


GENERAL

         The Articles of Incorporation and Bylaws of the Company provide for the election of directors by the shareholders. For this purpose, the Board of Directors of the Company is divided into three classes with respect to term of office, each class to contain, as near as may be possible, one-third of the entire number of the Board, with the terms of office of one class expiring at each annual meeting. At each annual meeting of shareholders, the successors to the class of directors (other than directors elected by holders of shares of one or more series of Preferred Stock, of which there currently are none) whose term expires at that time shall be elected by the shareholders to serve for a term of three years. There are currently seven directors of the Company.

         The terms of three directors expire at the Annual Meeting. Each of the three incumbent directors, George M. Briody, F. Gregory Opelka and Joseph J. Nimrod, has been nominated by the Board of Directors to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of shareholders to be held in 2000, or when their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The terms of the remaining two classes of directors expire at the annual meetings of shareholders to be held in 1998 and 1999, or when their successors are otherwise duly elected and qualified.

         In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the Proxy Card will vote with respect to a substitute nominee. Such substitute shall be designated by the incumbent Board of Directors by delivery to the Secretary, not fewer than five (5) days prior to the date of the Annual Meeting, of a written notice of substitution.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast by each class of shares present and entitled to vote in the election at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION AS DIRECTORS.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."



                                             POSITIONS HELD WITH          DIRECTOR         TERM
NOMINEES                       AGE(1)            THE COMPANY              SINCE(2)        EXPIRES
--------                       ------      ------------------------      ----------       -------
George M. Briody...........      70       President, Director               1951            1997
F. Gregory Opelka..........      69       Executive Vice                    1972            1997
                                          President, Director
Joseph J. Nimrod...........      68       Director                          1978            1997
CONTINUING DIRECTORS
--------------------
Maurice F. Leahy...........      67       Director                          1978            1999
Eugene W. Pilawski.........      74       Director                          1990            1998
Walter E. Powers, M.D......      69       Director                          1977            1998
William B. O'Connell.......      74       Director                          1989            1999

----------
(1) At June 30, 1997.

(2) Includes terms as a director of Fairfield Savings Bank, F.S.B.

         The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Positions held by a director or executive officer have been held for at least the past five years unless stated otherwise.

NOMINEES FOR ELECTION AS DIRECTOR

         GEORGE M. BRIODY serves as the President and a director of the Bank and the Company. Mr. Briody has been involved in the financial institutions industry for more than 40 years and has served as President of the Bank since 1966 and as a director since 1951. He also has served as a director of the Chicago Area Council, the Illinois Savings and Loan League, the FHLB of Chicago, the U.S. League of Savings Institutions, Inc. and Electronic Funds Transfer Corporations I and II. Mr. Briody is currently a member of the Central Savings and Loan Group. He is also a member of the Illinois and Chicago Bar Associations. He is a past president of the Central Savings and Loan Group and the Illinois Savings and Loan League. Mr. Briody and Mr. Opelka are brothers-in-law.

         F. GREGORY OPELKA serves as the Executive Vice President and a director of the Bank and the Company. Mr. Opelka joined the Bank in 1954 and has served as a director since 1972. He is a member of the Appraisal Institute and holds Member, Senior Real Estate Analyst, and Senior Residential Appraiser designations. He is currently a director of the Market Data Center and an appraisal consultant authoring "Appraisal Report," a quarterly article for the America's Community Banker's member magazine. Mr. Opelka and Mr. Briody are brothers-in-law.

         JOSEPH J. NIMROD serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Mr. Nimrod is the owner of Joseph Nimrod Decorating Inc., a painting and paperhanging business. He also serves as an officer and a director of the Painters and Decorators Contractors Association and is Chairman of the Washburn Apprentice School of Painting.

CONTINUING DIRECTORS

         MAURICE F. LEAHY serves as a director of the Bank and the Company and has been a director of the Bank since 1978. Now retired, he was an account executive for P.M.P. Sales, Inc., a meat and poultry broker. Previously he owned and operated a meat and poultry retail business for more than 25 years.

         EUGENE W. PILAWSKI joined the Bank in 1949 and serves as a director of the Bank and the Company. Now retired, he had served as Senior Vice President of the Bank from 1987 to 1992. Prior to this promotion, he served as Vice President and Senior Loan Officer. He was elected to the Board of Directors in September, 1990. Mr. Pilawski is a member of the Chicago Bar Association. Mr. Pilawski and Dr. Powers are brothers.

         WALTER E. POWERS, M.D. serves as a director of the Bank and the Company and has served as a director of the Bank since 1977. Dr. Powers, now retired, was a radiologist-flight surgeon for United Airlines, Inc. from 1973 to 1985. He is a member of the American Medical Association, Illinois State Medical Society, Chicago Medical Society, American College of Radiology, Radiology Society of North America and Illinois Radiology Society. Dr. Powers and Mr. Pilawski are brothers.

         WILLIAM B. O'CONNELL serves as a director of the Bank and the Company and has served as a director of the Bank since November, 1989. Immediately prior thereto, Mr. O'Connell served as a Chairman of U.S. League Management Services, Inc. (the "League"), a coordinating organization for the special service projects of the U.S. League of Savings Institutions, Inc. He served as President of the League from 1980 to 1988.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE BANK

         The Board of Directors meets on a monthly basis and may have additional special meetings from time to time. During the fiscal year ended June 30, 1997 (a short fiscal year consisting of 11 months), the Board of Directors met 11 times. No current director attended fewer than 75% of the total number of Board meetings and committee meetings of which such director was a member.

         The Company and the Bank have established the following committees of each of their respective Boards of Directors:

         The MANAGEMENT SALARY COMPENSATION COMMITTEE of both the Company and the Bank consists of Messrs. Powers, Leahy and Nimrod. Each such committee reviews and makes recommendations to the Board regarding the compensation for the Executive Officers.

         The AUDIT COMMITTEE of both the Company and the Bank consists of Messrs. Nimrod, Powers and O'Connell. The Audit Committee meets periodically with its independent Certified Public Accountants to arrange the Company's annual financial statement audit and to review and evaluate recommendations made during the annual audit. The Audit Committee also reviews the regulatory reports of examination.

EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.


              NAME                     POSITION HELD WITH THE COMPANY
              ----                     ------------------------------
              George M. Briody         President and Chief Executive Officer
              F. Gregory Opelka        Executive Vice President
              Timothy L. McCue         Vice President, Chief Financial Officer
              Robert Jones             Vice President, Chief Savings Officer
              Michael Cahill           Vice President, Controller
              Jerome A. Maher          Vice President, Chief Lending Officer

         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "--Employment Agreements."

         Biographical information of executive officers of the Company or the Bank who are not directors is set forth below.

         TIMOTHY L. MCCUE, age 51, has served as the Bank's Vice President, Chief Financial Officer since December 1984. He is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society. Mr. McCue is the Regional District Director for Financial Managers Society.

         ROBERT JONES, age 54, has served as the Bank's Vice President, Chief Savings Officer since April 1987.

         MICHAEL CAHILL, age 43, has served as Vice President, Controller of the Bank since 1986.

         JEROME A. MAHER, age 62, joined the Bank in June, 1996 and has served as Vice President, Chief Lending Officer since February, 1997. Mr. Maher served as Vice President and director of Covenant Mortgage Corporation from March 1994 to September 1996 and as a Senior Vice President of Hanover Capital Mortgage Corporation from July 1993 to February 1994. Prior to that, Mr. Maher was an Executive Vice President and director of Labe Federal Savings and Loan Association.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

MANAGEMENT SALARY COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         THE FOLLOWING REPORT OF THE COMPANY'S MANAGEMENT SALARY COMPENSATION COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC, SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

         Big Foot Financial, Corp. was formed in 1996 for the purpose of becoming the holding company for Fairfield Savings Bank, FSB in a stock conversion that took effect in December 1996. For the fiscal year ended June 30, 1997, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, substantially all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Management Salary Compensation Committee (the "Bank Management Salary Compensation Committee"). The Board of Directors of the Bank accepted without modification all of the Bank Management Salary Compensation Committee's recommendations on executive compensation for the fiscal year ended June 30, 1997. The Composition of the Bank Management Salary Compensation Committee is the same as that of the Company's Management Salary Compensation Committee.

         It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation (consisting of base salary and discretionary cash bonuses) and fringe benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's stockholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and community banks in the geographic area are considered, using information obtained through trade groups and commercial salary surveys, in establishing the overall level of compensation and the components of the compensation package; although salaries are not determined by formula, it has been a general goal to set salaries at levels designed to achieve a ranking at or around the average for thrift institutions of similar asset size operating in urban areas in the Midwest.

         For the fiscal year ended June 30, 1997 (which fiscal year commenced August 1, 1996), base salaries of all executive officers were set at levels determined, in the subjective judgment of the Bank Management Salary Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were increased by an average of 3.6% over the prior year's salary rates. A cash incentive plan in effect for the fiscal year ended June 30, 1997 did not result in the payment of bonuses as the target return on average Bank assets was not attained. Fringe benefit plans, consisting of a pension plan, profit sharing 401(k) plan with employer matching contributions and group insurance coverage, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. In addition, all executive officers participated in the Company's ESOP for the fiscal year ended June 30, 1997. Each executive officer has an individual account within the ESOP Trust which is invested in employer common stock with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company. Concurrently with the establishment of the ESOP, the Bank discontinued its prior practice of making profit-sharing contributions, other than matching contributions under the 401(k) plan, reflecting the role of the ESOP as a substitute for such profit-sharing contributions.

         The determination of the Chief Executive Officer's compensation for the fiscal year ended June 30, 1997 was based on the same general principles applied to other executive officers and resulted in a 2.8% salary increase, with no cash incentive payment.

         The Bank Management Salary Compensation Committee recognizes the significant additional efforts required of the Chief Executive Officer and other executive officers of the Bank and the Company in bringing about the Bank's successful stock conversion and the Company's initial public offering. It also recognizes that successfully managing and operating a public company will entail additional ongoing duties and responsibilities for each executive officer. No additional cash compensation has been awarded on this basis. It is the Bank Management Salary Compensation Committee's current judgment that such compensation should take the form of stock-based compensation under stock benefit plans which encourage and reward performance that enhances shareholder value. In this connection, the Company, with the approval of shareholders, implemented its 1997 Stock Option Plan on June 24, 1997. Option grants were made to all executive officers on such date, as disclosed in the Proxy Statement for the Special Meeting of Shareholders held on June 24, 1997, in amounts and on terms comparable to those of other recently converted thrift institutions. These option grants vest over a five-year period to assist the Bank and the Company in retaining its management team in place during the transition to operation as a public entity.


                                      MANAGEMENT SALARY COMPENSATION
                                      COMMITTEE OF BIG FOOT  FINANCIAL
                                      CORP.

                                      JOSEPH J. NIMROD, CHAIRMAN
                                      MAURICE F. LEAHY, MEMBER
                                      WALTER E. POWERS, MEMBER



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During the fiscal year ended June 30, 1997, the Management Salary Compensation Committee consisted of Messrs. Powers, Leahy and Nimrod. During the 1997 fiscal year there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Management Salary Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

PERFORMANCE GRAPH

         The following graph compares the Company's total cumulative shareholder return from December 19, 1996, the date of the Company's initial public offering, to June 30, 1997, to the total return for the Nasdaq Stock Market (U.S.) and the total return for the Nasdaq Bank Index.





                                [GRAPHIC OMITTED]






-------------------------------------------------------------------------------------------------------------------------
                        12/20/96      12/31/96     1/31/97       2/28/97     3/31/97     4/30/97     5/31/97    6/30/97
                        --------      --------     -------       -------     -------     -------     -------    -------
Big Foot Financial      $   100       $   130      $  138        $  139      $  141      $  149      $  159     $  161
Corp.
NASDAQ Stock Market         100           100         107           101          95          98         109        112
(U.S.)
NASDAQ Bank Index           100           101         106           112         108         111         118        126


                                         Assumes $100 Invested on December 20, 1996.
                                                Assumes dividends reinvested.
-------------------------------------------------------------------------------------------------------------------------


THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

DIRECTORS' COMPENSATION

          FEE ARRANGEMENTS. Currently, each director of the Bank receives a monthly fee of $1,100. The aggregate amount of fees paid to such directors by the Bank for the year ended June 30, 1997 was approximately $69,300. No additional fees are paid for attendance at board committee meetings. Directors of the Company are not separately compensated for their services as such. Directors have also been granted options under the Stock Option Plan. Effective on June 24, 1997, each person who was an Eligible Director was granted a non-qualified stock option to purchase 10,051 Shares. Such Options have an Exercise Price of $15.625 and an Exercise Period commencing on the date of grant and expiring on the earliest of (i) the date such Eligible Director ceases to be an Eligible Director, due to a removal for cause (in accordance with the bylaws), of the Bank or the Company, as applicable and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date of grant and on each anniversary thereof until all 10,051 Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Shares as to which such Eligible Director's outstanding Option has been granted. In the event of the Option holder's termination of service due to death or disability (as defined in the Stock Option Plan), all optioned Shares not previously exercisable will automatically become exercisable and remain exercisable for the balance of the original ten year term. If shareholders approve Article X of the Stock Option Plan, Options granted to directors will also become exercisable upon retirement or a change in control. See "Proposal 4 -- Article X of the 1997 Stock Option Plan." It is also anticipated that directors will become eligible to receive awards pursuant to the RRP. See "Proposal 3 -- 1997 Recognition and Retention Plan."

EXECUTIVE COMPENSATION

          COMPENSATION DECISIONS. Substantially all of the compensation of the officers of the Bank is paid by the Bank. Decisions regarding executive compensation are made by the Bank's Board of Directors based on recommendations of the Management Salary Compensation Committee, the membership of which excludes those directors employed by the Bank. Under this structure, no interlocks exist between members of the Management Salary Compensation Committee and employees of the Bank.

          CASH COMPENSATION. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal year ended June 30, 1997, to the Chief Executive Officer and all executive officers of the Bank who received compensation in excess of $100,000 (the "Named Executive
Officers").

                                                  SUMMARY COMPENSATION TABLE


                                                                                             LONG TERM COMPENSATION
                                                                               --------------------------------------------
                                                  ANNUAL COMPENSATION(1)               AWARDS        PAYOUTS
                                         ------------------------------------  -------------------- ---------
                                                                    OTHER      RESTRICTED
                                                                    ANNUAL       STOCK                LTIP       ALL OTHER
   NAME AND PRINCIPAL                                            COMPENSATION    AWARDS    OPTIONS   PAYOUTS   COMPENSATION
        POSITIONS               YEAR      SALARY($)   BONUS($)      ($)(3)      ($)((4 )     (#)     ($)(4)       ($)(5)
----------------------------  --------   ----------  ----------  ------------  ---------- --------- ---------  ------------

George M. Briody,
  President.................    1997      $147,840    $14,888         --           --      55,280      --        $ 25,384
                                1996      $157,180    $14,550         --           --        --        --        $ 14,907
F. Gregory Opelka, Executive
  Vice  President...........    1997      $ 97,850    $ 9,485         --           --      37,693      --        $ 16,153
                                1996      $103,145    $ 9,240         --           --        --        --        $  9,376
Timothy L McCue, Vice
   President and Chief
   Financial Officer........    1997(2)   $ 87,276    $ 8,351         --           --      37,691      --        $ 14,136
                                1996      $ 91,180    $ 8,130         --           --        --        --        $  8,220

----------
(1) Under Annual Compensation, the column titled "Salary" includes base salary, director's and management's fees and payroll deductions for health insurance under the Bank's health insurance plan for the 11 months ended June 30, 1997.

(2) Figures for the fiscal year ended June 30, 1997 represent amounts paid for the period of 11 months coinciding with the short fiscal year. If the annual salary and bonus reported for Mr. McCue reflected compensation for a full 12- month period, the aggregate of Mr. McCue's annual salary and bonus for fiscal 1997 would have exceeded $100,000.

(3) For 1997, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.

(4) For the years reported, the Company did not maintain any restricted stock or long-term incentive plan.

(5) Includes (a) employer contributions to the Profit Sharing and Savings Plan for 1997 and 1996 as follows: Mr. Briody, $7,566 and $14,907; Mr. Opelka, $4,817 and $9,376; and Mr. McCue, $4,219 and $8,220; and (b)
         allocations of Common Stock under the Employee Stock Ownership Plan (valued using a price per share of $16.125, the closing sales price for shares of Common Stock on the NASDAQ Stock Market on June 30, 1997) for 1997 and 1996 as follows: Mr. Briody, $17,818 and $0; Mr. Opelka, $11,336 and $0; and Mr. McCue, $9,917 and $0.

EMPLOYMENT AGREEMENTS

         Effective December 19, 1996, the Company and the Bank entered into Employment Agreements with each of Messrs. Briody, Opelka, McCue, Jones, and Cahill (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for three-year terms. The Bank's Employment Agreements provide that, commencing on the first anniversary date and continuing on each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend the Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. This review will be performed by the Management Salary Compensation Committee, and the Senior Executive's base salary may be increased on the basis of such officer's job performance and the overall performance of the Bank. The Employment Agreements also provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Bank or Company and each Senior Executive. The Employment Agreements provide for termination by the Bank or the Company at any time for cause as defined in the Employment Agreements.

         In the event the Bank or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Bank and the Company for the reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining cash compensation due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Bank or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Bank and the Company would also continue the Senior Executive's life, health and any disability insurance or other benefit plan coverage for specified periods. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to such officer's offices; failure to vest in the Senior Executive the functions, duties or authority associated with such offices; any material breach of contract by the Bank or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change of location of the principal place of employment or working conditions. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon shareholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank or upon liquidation or sale of substantially all the assets of the Company or the Bank.

         Payments to the Senior Executives under the Bank's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Bank's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Bank. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements, together with payments under other benefit plans following a "change of control" of the Bank or the Company, may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

BENEFITS

         MANAGEMENT BONUS PROGRAM FOR THE SENIOR MANAGEMENT OFFICERS. In fiscal year 1995, the Board of Directors of the Bank adopted an annual bonus program applicable to senior management officers (the "SMO"). Amounts awarded as the annual bonus under the SMO are determined at the discretion of the Management Salary Compensation Committee of the Board considering such factors as completion of specific goals or projects, financial performance compared to a peer group, amount and type of classified assets and a comparison of the officer's compensation to peer group officers. The minimum guidelines for Bank financial performance necessary to trigger an award is a return on assets in excess of a designated amount for each applicable fiscal year. No annual awards were made for fiscal years 1996 or 1997.

         PENSION PLAN. The Bank maintains the Fairfield Savings Bank Retirement Plan, a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees with more than 1,000 hours of service per year, except leased employees, who have attained age 21 and completed one year of service are eligible to participate in the Pension Plan. The Pension Plan provides a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to an amount (A) minus (B) where (A) is an amount equal to (i) 2% of the participant's final average compensation multiplied by the participant's projected benefit service, reduced by (ii) the participant's social security offset allowance, and such result multiplied by (iii) a fraction, the numerator of which equals the participant's benefit service and the denominator of which is the participant's projected benefit service, and (B) is the amount to which the participant is entitled under the Fairfield Savings and Loan Association Pension Plan (the predecessor of the Pension Plan). A participant's social security offset allowance shall equal 0.6% multiplied by the participant's years of projected benefit service not in excess of 35 years, multiplied by the lesser of the participant's (i) final average offset compensation or (ii) covered compensation, divided by twelve.

         Final average offset compensation is the monthly average of a participant's compensation over sixty (60) consecutive months of employment out of the participant's last 120 month period of employment during which the participant's compensation is the highest. A participant is fully vested in his or her pension after five years of service. The Pension Plan is funded by the Bank on an actuarial basis, and all assets are held in trust by the Pension Plan trustee.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a straight life annuity) at various levels of annual compensation (12 times final average offset compensation) and years of service under the Pension Plan. The amounts in the table are subject to a social security benefit offset allowance and further reduction by the amount to which a participant is entitled under the Fairfield Savings and Loan Association Pension Plan, a predecessor qualified plan.



                                                   YEARS OF SERVICE AT RETIREMENT
     ANNUAL AVERAGE      -------------------------------------------------------------------------------------
      COMPENSATION             15             20               25                30                35
----------------------   -------------  -------------   --------------    ---------------  -------------------
       $125,000            $  37,500      $  50,000       $   62,500        $   75,000       $    87,500
        150,000 (1)           45,000         60,000           75,000            90,000           105,000
        175,000 (1)           52,500         70,000           87,500           105,000           122,500 (2)
        200,000 (1)           60,000         80,000          100,000           120,000 (2)       140,000 (2)

----------
(1) For the Pension Plan year ended June 30, 1997, the annual compensation for calculating benefits may not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions).

(2) For the Pension Plan year ended June 30, 1997, the maximum annual benefit under the Pension Plan may not exceed $120,000. The maximum annual benefit will be adjusted in subsequent years pursuant to Code provisions. The Company does not maintain a supplemental plan to make up for benefits that would be paid under the Pension Plan formula in the absence of the limitations under the Code.

         The following table sets forth the years of credited service and the final average compensation (as defined above) determined as of June 30, 1997, the end of the 1997 plan year, for each of the individuals named in the Summary Compensation Table. The final average compensation includes the base salary component of the figures shown in the salary column of the Summary Compensation Table.



                             YEARS OF CREDITED SERVICE
                             -------------------------      FINAL AVERAGE
                              YEARS            MONTHS       COMPENSATION
                              -----            ------       ------------
      Mr. Briody.........      47                0            $137,596
      Mr. Opelka.........      42                7              88,891
      Mr. McCue..........      12                6              78,259

         PROFIT SHARING AND SAVINGS PLAN. The Bank maintains a Profit Sharing and Savings Plan, which permits salaried employees with at least one year of service to make pre-tax salary deferrals under section 401(k) of the Code and after-tax contributions under section 401(a) of the Code. Salary deferrals are made by election and are limited to 15% of compensation up to $160,000 (for
1997), or to a limit imposed under the Code ($9,500 for 1997). The Bank makes matching contributions equal to 25% of the amount of salary contributions, up to 6% of salary. The Profit Sharing and Savings Plan also provides for discretionary contributions as the Bank may determine. For plan years beginning prior to August 1, 1996, the Profit Sharing and Savings Plan required the Bank to contribute annually an amount equal to 2% of the base annual salary of participants. Employer contributions, other than matching contributions, were discontinued on a prospective basis in connection with the implementation of the ESOP described herein.

         The Profit Sharing and Savings Plan permits participating employees to invest all or any part of their account balances in the Company's Common Stock. Common Stock held by the Profit Sharing and Savings Plan may be newly issued or treasury shares acquired from the Company or outstanding shares purchased in the open market or in privately negotiated transactions. All Common Stock held by the Profit Sharing and Savings Plan is held by an independent trustee and allocated to the accounts of individual participants. Participants control the exercise of voting and tender rights relating to the Common Stock held in their accounts.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Bank has adopted for the benefit of eligible employees, an ESOP and related trust which became effective December 19, 1996. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of the Common Stock issued in the Conversion. Although contributions to the ESOP are discretionary, the Company and the Bank intend to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, with interest at the rate of 8% per annum and level annual payments of principal plus accrued interest, designed to amortize the loan over its term. The loan also permits optional prepayments. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

         Shares purchased by the ESOP are initially pledged as collateral for the loan and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participants' base taxable salary for the year of allocation. Benefits generally become vested at the rate of 20% per year beginning on completion of a participant's third year of service with 100% vesting after seven years of service (including past service). Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures of unvested amounts will be reallocated among remaining participating employees in the same proportion as contributions.

         In connection with the establishment of the ESOP, a Plan Administrator was appointed to administer the ESOP (the "Plan Administrator"). The Plan Administrator may instruct the ESOP Trustee regarding investment of funds contributed to the ESOP. The ESOP Trustee, subject to their fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

         The ESOP may purchase additional shares of Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Common Stock as an investment, the price at which Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

         STOCK OPTION PLAN. The Board of Directors of the Company has adopted the Big Foot Financial Corp. 1997 Stock Option Plan. The Stock Option Plan was approved by the shareholders of the Company at a special meeting of the shareholders on June 24, 1997. For a description of the terms and provisions of the Stock Option Plan, as well as certain provisions of the Stock Option Plan that will become effective if the shareholders approve Article X of the Stock Option Plan, see "Proposal 4 -- Article X of the 1997 Stock Option Plan."

         The following table summarizes the grants of Options that were made to the Named Executive Officers pursuant to the Stock Option Plan during fiscal 1997. The Stock Option Plan does not provide for the grant of stock appreciation rights ("SARs").

                                     OPTION/SAR GRANTS IN FISCAL YEAR 1997(1)


                          INDIVIDUAL GRANTS
                     ---------------------------                                       POTENTIAL REALIZABLE
                                     PERCENT OF                                       VALUE OF ASSUMED ANNUAL
                       NUMBER OF       TOTAL                                            RATE OF STOCK PRICE
                      SECURITIES    OPTIONS/SARS                                         APPRECIATION FOR
                      UNDERLYING     GRANTED TO                                             OPTION TERM
                     OPTIONS/SARS     EMPLOYEES     EXERCISE OR                    -----------------------------
                        GRANTED      FISCAL YEAR     BASE PRICE     EXPIRATION           5%             10%
      NAME                (#)            (%)       ($ PER SHARE)       DATE             ($)             ($)
------------------   ------------   ------------   -------------    ----------     -------------   -------------
George M. Briody        55,280          27.50%         15.625        6/23/2007         543,208       1,376,595
F. Gregory Opelka       37,693          18.75          15.625        6/23/2007         370,389         938,640
Timothy L. McCue        37,691          18.75          15.625        6/23/2007         370,370         938,590

--------------
(1) All options were granted on June 24, 1997, the date of shareholder approval of the 1997 Stock Option Plan and vest at the rate of 20% per year beginning on June 23, 1998, with accelerated vesting in the case of death or disability, or, if, shareholders approve Proposal 4 (see "Proposal 4 -- Article X of the 1997 Stock Option Plan"), change in control or retirement while in the service of the Company or the Bank.

         The following table provides certain information with respect to the number of shares of Common Stock acquired through the exercise of, or represented by, outstanding stock options held by the Named Executive Officers on June 30, 1997. Also reported is the value of any "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the fiscal year-end price of Common Stock, which was $16.125 per share.



                          FISCAL YEAR END OPTIONS/SAR VALUES

                                NUMBER OF SECURITIES             VALUE OF UNEXCERCISED
                               UNDERLYING UNEXERCISED                IN-THE-MONEY
                               OPTIONS/SARS AT FISCAL           OPTIONS/SARS AT FISCAL
                                      YEAR-END                         YEAR-END
                                         (#)                              ($)

          NAME (1)            EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE(2)
--------------------------- ------------------------------ -------------------------------
George M. Briody                      0/55,280                       0/$27,640
F. Gregory Opelka                     0/37,693                       0/$18,847
Timothy L. McCue                      0/37,691                       0/$18,846

-------------
(1) None of the Named Executive Officers exercised options during the fiscal year ended June 30, 1997.

(2) Of the total outstanding stock options held by Mr. Briody, Mr. Opelka and Mr. McCue, all of the unexercisable options are "in-the-money" options.

         The Company has reserved 251,275 shares of the Company Stock for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to options under the Stock Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available to support additional grants under the Stock Option Plan.

         STOCK PROGRAMS. Directors and executive officers of the Bank and the Company will be awarded restricted stock of the Company under the Big Foot Financial Corp. 1997 Recognition and Retention Plan being presented for shareholder approval in Proposal 3 if shareholders approve Proposal 3. See "Proposal 3 -- 1997 Recognition and Retention Plan."

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $483,079 or 1.31% of the Company's shareholders' equity at June 30, 1997.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Other than the statement of changes in beneficial ownership of securities on Form 4 for Mr. Nimrod, which was accurate in all respects but was filed on June 16, 1997, based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with.


        -----------------------------------------------------------------

                                   PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


        -----------------------------------------------------------------


GENERAL

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending June 30, 1998, subject to ratification of such appointment by the Company's shareholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify KPMG Peat Marwick LLP's appointment.

VOTE REQUIRED

         The ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT
AUDITORS.

        -----------------------------------------------------------------

                                   PROPOSAL 3

                       1997 RECOGNITION AND RETENTION PLAN

        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company has adopted, subject to the approval by shareholders of the Company, The Big Foot Financial Corp. 1997 Recognition and Retention Plan (the "RRP"). The RRP provides for restricted stock awards ("Awards") to executive officers and eligible directors of the Company, the Bank or any affiliate approved by the Board. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the RRP are summarized below. The full text of the RRP is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 3. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as present and entitled to vote and will therefore have no effect on the vote for Proposal 3. If approved by the shareholders, the RRP will be established and implemented and Awards will be granted on December 22, 1997 (the "RRP Effective Date").

PURPOSE OF THE RRP

         The purpose of the RRP is to promote the growth and profitability of the Company and to provide eligible directors and executive officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain eligible directors and key officers of outstanding competence and to provide such directors and officers with an equity interest in the Company.

DESCRIPTION OF THE RRP

         ADMINISTRATION. The members of the Compensation Committee who are Disinterested Directors (the "RRP Committee") will administer the RRP and will determine, within the limitations of the RRP, the executive officers to whom Awards will be granted, the number of shares subject to each Award, the terms of such Awards (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Awards shall be exercised. Awards to outside directors will be determined by automatic formula grant and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP, the RRP Committee has full and final authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs and expenses of administering the RRP will be borne by the Company and not charged to any grant of an Award nor to any participating director or executive officer.

         STOCK SUBJECT TO THE RRP. The Company will establish a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by participants will be permitted. A trustee will invest the assets of the Trust in Common Stock and in such investments including savings accounts, time or other interest bearing deposits or in other interest bearing obligations of the Bank, in such proportions as shall be determined by the RRP Com mittee. In no event shall the assets of the Trust be used to purchase more than 100,510 shares of Common Stock. As of November 10, 1997, the aggregate fair market value of the Common Stock to be purchased for the RRP was $1,834,308 based on the closing sales price per share $18.25 on The Nasdaq Stock Market on such Record Date. It is currently anticipated that the Trust will purchase Common Stock on the open market, but it may also purchase stock from the Company (treasury shares or authorized but unissued shares) or in private transactions.

         ELIGIBILITY. Any executive officer of the Company, the Bank or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." As of the Record Date, there were 6 Eligible Individuals. Members of the Board or of the Board of Directors of the Bank or any affiliate approved by the Board who are not employees or officers of the Company, the Bank or such affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 5 Eligible Directors.

         AWARDS TO OUTSIDE DIRECTORS. On the RRP Effective Date, each Eligible Director will receive an Award of 4,020 shares.

         AWARDS TO EXECUTIVE OFFICERS. After the RRP Effective Date, the RRP Committee may, in its discretion, grant Awards of restricted stock to Eligible Individuals. The RRP Committee will determine the number of shares of Common Stock subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award.

         TERMS AND CONDITIONS OF AWARDS. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive cash dividends with respect to stock subject to Awards granted to him whether or not vested. The RRP Committee will exercise voting rights with respect to shares in the Trust that have not been allocated to reflect the voting directions of shares granted under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to shareholders with respect to stock subject to Awards granted to such person whether or not vested. If no direction is given, the shares will not be tendered or exchanged. For shares that are not allocated in connection with an Award, the RRP Committee will direct the Trustee to respond to reflect the responses given with respect to shares allocated in connection with Awards.

         The shares covered by an Award will become vested in accordance with the terms of the Award and as soon as practicable following such vesting, the Trustee will transfer the shares to the recipient. The shares covered by an Award will vest, for an Eligible Director, at a rate of 10% at June 30, 1998; 20% at June 30,
1999,
2000, 2001 and 2002; and 10% at January 1, 2003; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death, disability, retirement while in service and after attaining age 65 or on the effective date of any change in control of the Company. The RRP Committee may prescribe a different vesting schedule for Eligible Individuals. If an individual covered by an Award terminates employment or ceases to be a director for reasons other than death, disability, retirement while in service and after attaining normal retirement age under any applicable tax-qualified retirement plan or prior to the effective date of any change in control of the Company, then the individual forfeits all rights to his unvested shares remaining in the RRP trust. Eligible Individuals may designate a beneficiary to receive distributions on account of death. In addition, pursuant to the RRP, the Committee may distribute cash payments representing dividends declared and paid on shares, whether or not vested, covered by an Award held by a recipient under the RRP.

         MERGERS AND REORGANIZATIONS. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any Award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

TERMINATION OR AMENDMENT OF THE RRP

         The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

         The Board may amend or revise the RRP in whole or in part at any time but, no such amendment shall authorize the issuance of additional Awards under the RRP without the approval of the shareholders of the Company to the extent required by law; and no such amendment shall adversely affect the rights of any person in or with respect to any Award granted hereunder prior to the date on which such amendment is adopted or made effective, whichever is later.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not constitute a qualified plan under Section 401(a) of the Code.

         The award of Common Stock under the RRP does not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other shareholders.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE BIG FOOT FINANCIAL CORP. 1997 RECOGNITION AND RETENTION PLAN.

        -----------------------------------------------------------------

                                   PROPOSAL 4

                     ARTICLE X OF THE 1997 STOCK OPTION PLAN

        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company adopted the Big Foot Financial Corp. 1997 Stock Option Plan (the "Stock Option Plan") on April 22, 1997, subject to approval by its shareholders, and the shareholders approved the Stock Option Plan on June 24, 1997 (the "Effective Date"). The Stock Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and directors of the Company, the Bank or any affiliate approved by the Board of Directors. The Stock Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. Pursuant to regulations of the Office of the Thrift Supervision (the "OTS") applicable to Stock Option Plans established or implemented within one year following the completion of a mutual-to-stock conversion, the Stock Option Plan contains certain restrictions and limitations, including among others: provisions requiring the vesting of options granted to occur no more rapidly than ratably over a five year period; and the resultant prohibition against accelerated vesting of option grants upon retirement of the optionee or the occurrence of a "change in control" (as defined in the Stock Option Plan) of the Company. In addition, OTS ruling positions may restrict the Company's ability to provide for, and implement, anti-dilutive provisions in the Stock Option Plan that would apply in the event that an extraordinary dividend, including a non-taxable return of capital, is to be paid to shareholders.

         OTS ruling positions permit the elimination of the provisions of the Stock Option Plan which reflect the restrictions and limitations described above, provided that shareholder approval therefor is obtained more than one year following the completion of the mutual-to-stock conversion. Article X of the Stock Option Plan, which was included in the Stock Option Plan approved by shareholders on June 24, 1997 but by its terms will become effective only if approved by the shareholders of the Company again at a meeting held after December 19, 1997, eliminates such restrictions and limitations (these changes to the Stock Option Plan are collectively referred to herein as "Article X").
Article X does not increase the number of shares reserved for issuance under the Stock Option Plan, decrease the price per share at which Options were granted under the Stock Option Plan or alter the classes of individuals eligible to participate in the Stock Option Plan. In the event that Article X is not approved by the shareholders at the Annual Meeting, Article X will not take effect, but the Stock Option Plan will remain in effect. The principal provisions of the Stock Option Plan, including the provisions set forth in
Article X, are summarized below. The full text of Article X of the Stock Option Plan is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of Article X provided below is qualified in its entirety by such reference.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 4. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 4. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 4.

PURPOSE OF THE STOCK OPTION PLAN

         The purpose of the Stock Option Plan is to promote the growth and profitability of the Company and the Bank, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE STOCK OPTION PLAN

         ADMINISTRATION. The disinterested members of the Management Salary Compensation Committee will administer the Stock Option Plan. Such Committee will be comprised of at least two directors of the Company, and all directors on the Committee will be "disinterested directors" (as that term is defined under Section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act). The Committee determined, within the limitations of the Stock Option Plan, the officers and employees to whom Options were granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options are exercised. Options granted to directors under the Stock Option Plan were granted automatically pursuant to a formula, and the Committee had no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Stock Option Plan, the Committee has full and final authority to interpret the Stock Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Stock Option Plan and to make all determinations necessary or advisable for the administration of the Stock Option Plan. The costs of administering the Stock Option Plan will be borne by the Company.

         STOCK SUBJECT TO THE STOCK OPTION PLAN. The Company has reserved 251,275 shares of Company Common Stock (the "Shares") for issuance upon exercise of Options. Such Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Shares subject to options under the Stock Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available to support additional grants under the Stock Option Plan. The aggregate fair market value of the Shares reserved for issuance was $4,585,769, based on the closing sales price per share of Common Stock of $18.25 on The Nasdaq Stock Market on November 10, 1997.

         ELIGIBILITY. Any employee of the Company or its affiliates who is selected by the Committee is eligible to participate in the Stock Option Plan as an "Eligible Individual." As of November 10, 1997, there were 6 Eligible Individuals. Members of the board of directors of the Company or of the board of directors of the Bank who are not employees or officers of the Company or Bank are eligible to participate as an "Eligible Director." As of November 10, 1997, there were 5 Eligible Directors.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Stock Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). Unless otherwise designated by the Committee, Options granted under the Stock Option Plan are NQSOs, are exercisable for a price per Share equal to the fair market value of a Share on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the Option holder's termination of employment for reasons other than death, disability, retirement or discharge for cause; one year after termination of employment due to death, disability or retirement; or immediately upon termination for cause). In no event may an Option be granted with an exercise price per Share that is less than the fair market value of a Share when the Option is granted, or for a term exceeding ten years from the date of grant. An Option holder's right to exercise Options is suspended during any period when the Option holder is the subject of a pending proceeding to terminate his or her employment for cause.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

         Currently, the Stock Option Plan requires that Options granted to Eligible Individuals become exercisable no more rapidly than ratably over a five year period (with accelerated vesting triggered only upon death or disability) and would prohibit the accelerated vesting of Options upon retirement or a "change in control" (as such terms are defined in the Stock Option Plan). As permitted by OTS ruling positions, Article X would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in the future. Pursuant to the Stock Option Plan, including the provisions set forth in Article X, upon a change in control or retirement of an Eligible Individual, all Options granted to such individual that are outstanding as of the date of such individual's retirement or a change in control will automatically become fully vested and exercisable. The Stock Option Plan, including the provisions set forth in Article X, also permits the Committee to establish a vesting schedule that is either more or less favorable than the current five year vesting schedule applicable to an Option granted to an Eligible Individual under the Stock Option Plan.

         The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 19, 1997.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO DIRECTORS. As of the Effective Date, each Eligible Director was granted a NQSO to purchase 10,051 Shares. Such Options have an Exercise Price of $15.625, equal to the fair market value of a Share on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of (i) the date such Eligible Director ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws) of the Bank or the Company, as applicable and (ii) the last day of the ten-year period commencing on the date the Option was granted. On the first anniversary of the date of grant and on each anniversary thereof until all 10,051 Shares subject to the grant are exercisable, the Option will become exercisable as to 20% of the Shares as to which such Eligible Director's outstanding Option has been granted. In the event of the Option holder's termination of service due to death, disability, retirement or change in control (as defined in the Stock Option Plan), all optioned Shares not previously exercisable will automatically become exercisable and remain exercisable for the balance of the original ten year term. A maximum of 50,255 shares may be issued to Eligible Directors upon exercise of Options.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Committee deems appropriate, including, but not limited to, Shares already owned by the option holder or Shares to be acquired by the option holder upon exercise of the Option, provided that the delivery of Shares concurrently with the exercise of an Option does not violate section 16(b) of the Exchange Act, or any rules or regulations promulgated thereunder.

         Currently, the Stock Option Plan requires that Options granted to Eligible Directors become exercisable no more rapidly than ratably over a five year period (with accelerated vesting triggered only upon a Director's death or disability) and would prohibit the accelerated vesting of Options upon retirement or a "change in control" (as such terms are defined in the Stock Option Plan). As permitted by OTS ruling positions, Article X would eliminate these requirements, both with respect to outstanding Options and any Options that may be granted in the future. Pursuant to the Stock Option Plan, including the provisions set forth in Article X, upon a change in control or retirement of an Eligible Director, all Options granted to such Eligible Director that are outstanding as of the date of such Eligible Director's retirement or a change in control will automatically become fully vested and exercisable.

         The provisions of Article X will not be applicable, and will be of no force or effect, unless and until the shareholders of the Company have approved such provisions by an affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 19, 1997.

         MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Stock Option Plan and the outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Board to be the equivalent value of the canceled Options. Article X of the Stock Option Plan also authorizes the Committee, in its discretion, to adjust outstanding Options to equitably reflect any extraordinary dividend that may be paid after December 19, 1997, including any non-taxable return of capital. Such adjustment may take the form of a cash payment or an adjustment of the Exercise Price. No representation is made that any such dividend will be declared or paid.

TERMINATION OR AMENDMENT OF THE STOCK OPTION PLAN


         Unless sooner terminated, the Stock Option Plan will terminate automatically on the day preceding the tenth anniversary of the Effective Date. The Board may suspend or terminate the Stock Option Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. In the event of any suspension or termination of the Stock Option Plan, all Options theretofore granted under the Stock Option Plan that are outstanding on the date of such suspension or termination of the Stock Option Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Stock Option Plan in whole or in part at any time, but if the amendment or revision (i) materially increases the benefits accruing under the Stock Option Plan, (ii) materially increases the number of Shares which may be issued under the Stock Option Plan or (iii) materially modifies the requirements as to eligibility for Options under the Stock Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company. Subject to these above provisions, the Board will also have broad authority to amend the Stock Option Plan to take into account changes in applicable financial institution, securities and tax laws and accounting rules and regulations, as well as other developments.

FEDERAL INCOME TAX CONSEQUENCES


         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Stock Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Stock Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation that would be rendered nondeductible by this limitation.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Stock Option Plan. State and local tax consequences may also be significant.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF ARTICLE X OF THE BIG FOOT FINANCIAL CORP. 1997 STOCK OPTION PLAN.

                                NEW PLAN BENEFITS
                      BIG FOOT FINANCIAL CORP. STOCK PLANS

         The following table sets forth the Options granted under the Stock Option Plan and discloses the benefits that will be received by directors (and may be received by others) under the RRP if the shareholders approve
Proposal 3.


==========================================================================================================
                                                      Stock Option Plan(1)                 RRP(2)
                                                   -------------------------    --------------------------
              Name/Position                              #        $ Value(3)          #         $ Value(4)
---------------------------------------------      ------------   ----------    ------------    ----------
George M. Briody, President &                         55,280          --           19,235         351,039
Director Nominee

F. Gregory Opelka, Executive Vice President &         37,693          --           15,735         287,164
Director Nominee

Joseph J. Nimrod, Director Nominee(5)                 10,051          --            4,020          73,365

Timothy L. McCue, Vice President &                    37,691          --           15,735         287,164
Chief Financial Officer

All Current Executive Officers as a Group            201,020          --           80,410       1,467,483

All Non-Employee Directors as a Group(1)(5)           50,255          --           20,100         366,825

All Non-Executive Employees as a Group(6)                  0           0             N/A             N/A
==========================================================================================================

(1) On June 24, 1997, the Stock Option Plan Effective Date, each outside director, including Joseph J. Nimrod, who is a nominee, received a non-qualified stock option to purchase 10,051 Shares with an Exercise Price equal to $15.625, the Fair Market Value of a Share on the Stock Option Plan Effective Date. On each anniversary of the date of the grant until all Options are exercisable, 20% will become exercisable, with full vesting on death or disability or, if Article X of the Stock Option Plan is approved, upon retirement or change in control. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant.

(2) As of the Record Date, no grants have been made under the RRP. It is not determinable at this time what benefits, if any, each of the persons or groups listed above (other than Eligible Directors) will receive under such plan. The numbers in the table reflect the RRP Committee's intentions of grants to be made upon the RRP Effective Date. The shares covered by an Award will vest, for an Eligible Director, at a rate of 10% at June 30, 1998; 20% at June 30, 1999, 2000, 2001 and 2002; and 10% at January 1, 2003; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death, disability, retirement while in service and after attaining age 65 or on the effective date of any change in control of the Company. The RRP Committee may prescribe a different vesting schedule for Eligible Individuals.

(3) Value is based on the fair market value of a Share on the date of exercise and is not currently determinable.

(4) Value is based on the price per share on the vesting date. For purposes of disclosure, the estimated value was calculated as of the Record Date at $18.25 per share.

(5) On the RRP Effective Date, each Eligible Outside Director, including Joseph J. Nimrod, who is a nominee, will receive an Award of 4,020 Shares. The dollar value is based on a price per Share of $18.25 (the closing sale price for Common Stock as reported on The Nasdaq Stock Market on the Record Date). The actual value of the benefits under this Plan will depend on the fair market value of a Share on the applicable vesting date, which is indeterminable at this time.

(6) As of the date of this Proxy Statement, no determination has been made as to whether other employees will receive Awards under the RRP or, if so, the amount of such grants.

--------------------------------------------------------------------------------


                                   PROPOSAL 5

AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING

--------------------------------------------------------------------------------



GENERAL

         The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual Meeting requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 5. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.


                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The shareholder must be a shareholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of shareholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of shareholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. Notice shall be deemed to first be given to shareholders when disclosure of such date of the meeting of shareholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A shareholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any shareholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "-- Date For Submission of Shareholder Proposals."

DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         Pursuant to the proxy soliciting regulation of the SEC, any shareholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1998 Annual Meeting of Shareholders must be received by the Company by July 20, 1998. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any shareholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the shareholders at the 1997 Annual Meeting. See "Proposal 5 -- Authorization of the Board of Directors, in its Discretion, to Direct the Vote of the Proxies upon such Other Matters Incident to the Conduct of the Annual Meeting as may Properly Come Before the Annual Meeting, and any Adjournment or Postponement Thereof, Including, Without Limitation, a Motion to Adjourn the Annual Meeting."


                                         By Order of the Board of Directors,



                                         /s/ Barbara J. Urban
                                         Barbara J. Urban
                                         SECRETARY

Long Grove, Illinois
November 17, 1997

TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A
                                                                      ----------






                            BIG FOOT FINANCIAL CORP.

                       1997 RECOGNITION AND RETENTION PLAN


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------


                  SECTION 1.1 GENERAL PURPOSE OF THE PLAN.


                  The purpose of the Plan is to promote the growth and profitability of the Company and to provide eligible directors and certain key officers of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain eligible directors and key officers of outstanding competence and to provide such directors and officers with an equity interest in the Company.


                                   ARTICLE II
                                   ----------

                                   DEFINITIONS


                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Individual.

                  SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Individual by the Committee.

                  SECTION 2.3 BANK means Fairfield Savings Bank, F.S.B., a federally chartered stock savings bank, and any successor thereto.

                  SECTION 2.4 BENEFICIARY means the person designated by an Eligible Director or Eligible Individual pursuant to section 7.3 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Individual, in the event such Eligible Director or Eligible Individual dies prior to receiving distribution of such Shares.

                  SECTION 2.5 BOARD means the Board of Directors of Big Foot Financial Corp.

                  SECTION 2.6 CHANGE IN CONTROL means any of the following events:

                  (a) approval by the stockholders of Big Foot Financial Corp. of a transaction that would result in the reorganization, merger or consolidation of Big Foot Financial Corp. with one or more other persons, other than a transaction following which:

                           (i) at least 51% of the equity ownership interests of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Big Foot Financial Corp.; and

                           (ii) at least 51% of the securities entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Big Foot Financial Corp.;

                  (b) the acquisition of all or substantially all of the assets of Big Foot Financial Corp. or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of Big Foot Financial Corp. entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Big Foot Financial Corp. of any transaction which would result in such an acquisition;

                  (c) a complete liquidation or dissolution of Big Foot Financial Corp., or approval by the stockholders of Big Foot Financial Corp. of a plan for such liquidation or dissolution;

                  (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of Big Foot Financial Corp. do not belong to any of the following groups:

                           (i) individuals who were members of the Board of
                  Directors of Big Foot Financial Corp. on the effective date of this Plan; or

                           (ii) individuals who first became members of the
                  Board of Directors of Big Foot Financial Corp. after the effective date of this Plan either:

                                    (A) upon election to serve as a member of
                           the Board of Directors of Big Foot Financial Corp. by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                    (B) upon election by the stockholders of Big
                           Foot Financial Corp. to serve as a member of the Board of Directors of Big Foot Financial Corp., but only if nominated for election by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first nomination;

                  PROVIDED, HOWEVER, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Big Foot Financial Corp.; or

                  (e) any event which would be described in section 2.6(a), (b),
         (c) or (d) if the term "Fairfield Savings Bank, F.S.B." were substituted for the term "Big Foot Financial Corp." therein.

In no event, however, shall a Change in Control of Big Foot Financial Corp. be deemed to have occurred as a result of any acquisition of securities or assets of Big Foot Financial Corp. by a parent or subsidiary of Big Foot Financial Corp. or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                  SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.8 COMMITTEE means the Committee described in section 4.1.

                  SECTION 2.9 COMPANY means Big Foot Financial Corp. And any successor thereto and Fairfield Savings Bank, F.S.B. and any successor thereto, and any direct or indirect subsidiary of either of them which, with the approval of the Board of Directors of Big Foot Financial Corp., adopts this Plan.

                  SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with Big Foot Financial Corp. which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of Big Foot Financial Corp. or a subsidiary; (b) does not receive remuneration from Big Foot Financial Corp. or a subsidiary, either directly or indirectly, in any capacity other than as a director; and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.12 EFFECTIVE DATE means December 22, 1997, or such later date on which the stockholders of Big Foot Financial Corp. approve the Plan as contemplated by section 9.8.

                  SECTION 2.13 ELIGIBLE DIRECTOR means a member of the Board of Directors of Big Foot Financial Corp. who is not also an employee of Big Foot Financial Corp. (or any parent, subsidiary or affiliate thereof).

                  SECTION 2.14 ELIGIBLE INDIVIDUAL means any executive officer whom the Committee may determine to be a key officer of Big Foot Financial Corp. (or any affiliate of Big Foot Financial Corp.) and select to receive an Award pursuant to the Plan.

                  SECTION 2.15 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended (including the corresponding provisions of any succeeding law).

                  SECTION 2.16 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.17 PLAN means the Big Foot Financial Corp. 1997 Recognition and Retention Plan, as amended from time to time.

                  SECTION 2.18 SERVICE means service for Big Foot Financial Corp. (or any parent, subsidiary or affiliate of Big Foot Financial Corp.) as an employee in any capacity, service as a director or emeritus director or advisory director of Big Foot Financial Corp., or, with respect to any individual who is contractually bound by restrictive covenants against competition or solicitation which operate to benefit Big Foot Financial Corp. (or any parent, subsidiary or affiliate of Big Foot Financial Corp.), performance under such covenants.

                  SECTION 2.19 SHARE means a share of common stock of Big Foot Financial Corp., par value $.01 per share.

                  SECTION 2.20 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention
Plan Trust of Big Foot Financial Corp."

                  SECTION 2.21 TRUST AGREEMENT means the agreement between Big Foot Financial Corp. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

                  SECTION 2.22 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments therein), and all earnings, appreciations or additions thereof and thereto, held by the

Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  SECTION 2.23 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by Big Foot Financial Corp.


                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------


                  SECTION 3.1 SHARES AVAILABLE UNDER PLAN.

                  The maximum number of Shares available for Awards under the Plan shall be 100,510. Such Shares may be authorized but unissued Shares or treasury Shares purchased from Big Foot Financial Corp. or they may be outstanding Shares purchased from other holders.

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------


                  SECTION 4.1 COMMITTEE.

                  The Plan shall be administered by the members of the Compensation Committee of Big Foot Financial Corp. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                  SECTION 4.2 COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                  SECTION 4.3 COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                    ---------

                                 THE TRUST FUND
                                 --------------

                  SECTION 5.1 CONTRIBUTIONS.

                  Big Foot Financial Corp. shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Individuals shall be permitted.

                  SECTION 5.2 THE TRUST FUND.

                  The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The Trust Agreement shall include provisions conferring powers on the Trustee as to the investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

                  SECTION 5.3 INVESTMENTS.

                  The Trustee shall invest the Trust Fund in Shares and in such other investments as may be per mitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, Fairfield Savings Bank, F.S.B., in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Trust Fund be used to purchase more than 100,510 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.


                                   ARTICLE VI
                                   ----------

                                     AWARDS
                                     ------

                  SECTION 6.1 TO ELIGIBLE DIRECTORS.

                  On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 4,020 Shares.

                  SECTION 6.2 TO ELIGIBLE INDIVIDUALS.

                  Subject to such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted an Award shall be determined by the Committee in its discretion.

                  SECTION 6.3 AWARDS IN GENERAL.

                  Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Individual, which notice shall:

                  (a) specify the number of Shares covered by the Award;

                  (b) specify the Award Date;

                  (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Individual; and

                  (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

                  SECTION 6.4 SHARE ALLOCATIONS.

                  Upon the grant of an Award to an Eligible Director or Eligible Individual, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

                  SECTION 6.5 DIVIDEND RIGHTS.

                  Any dividends or distributions declared and paid with respect to Shares shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Individual in connection with an Award, the dividends or distributions shall be distributed as soon as administratively feasible to the holder of the Award.

                  SECTION 6.6 VOTING RIGHTS.

                  (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Individual, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all annual reports, proxy materials and other information furnished by Big Foot Financial Corp., or by any proxy solicitor, to the holders of Shares.

                  SECTION 6.7 TENDER OFFERS.

                  (a) Each Eligible Director or Eligible Individual to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Com mittee. If no such direction is given by an Eligible Director or Eligible Individual, then the Shares shall not be tendered or exchanged.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Individuals with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Individual, all information furnished by the offeror to the holders of Shares.

                                   ARTICLE VII
                                   -----------

                       VESTING AND DISTRIBUTION OF SHARES
                       ----------------------------------


                  SECTION 7.1 VESTING OF SHARES GRANTED TO ELIGIBLE DIRECTORS.

                  The Shares subject to each Award granted to Eligible Directors under the Plan shall become vested as follows: (i) 10% of such Shares shall become vested on June 30, 1998; (ii) 20% of such Shares shall become vested June 30, 1999; (iii) 20% of such Shares shall become vested on June 30, 2000; (iv) 20% of such Shares shall become vested June 30, 2001; (v) 20% of such Shares shall become vested on June 30, 2002; and (vi) 10% of such Shares shall become vested on January 1, 2003; PROVIDED, HOWEVER, that the Eligible Director has remained in Service during the period beginning on the Effective Date and ending on the applicable Vesting date; AND PROVIDED, FURTHER, an Award shall become 100% vested upon the Award holder's death, Disability or retirement while in Service and after attaining age 65 or on the effective date of any Change in Control.

                  SECTION 7.2 VESTING OF SHARES GRANTED TO ELIGIBLE INDIVIDUALS.

                  Each Award to an Eligible Individual made under the Plan shall become vested at the times and upon the conditions specified by the Committee in the Award notice, or, if not specified, as follows:

                  (a) 20% of the Shares covered by the Award shall be vested on January 31st following the date of grant; and

                  (b) 20% of the Shares covered by the Award shall become vested on each of the first, second, third and fourth anniversaries of January 31st following the date of grant;

PROVIDED, HOWEVER, that an Award shall become vested, and all Shares not previously vested shall be distributed, on the date of the Award recipient's death, Disability or retirement while in Service and after attaining normal retirement age under any applicable tax-qualified retirement plan or on the effective date of any Change in Control.

                  SECTION 7.3 DESIGNATION OF BENEFICIARY.

                  An Eligible Director or Eligible Individual who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Individual dies prior to the Eligible Director or Eligible Individual, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Individual's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Individual's estate or other fiduciary appointed or authorized by a court of competent jurisdiction to collect this asset. If no court proceeding to initiate the administration or settlement of the estate has been brought within one year after the death of the Eligible Individual or Eligible Director and if no such executor or administrator or other person is appointed within such time as the Committee, in its sole discretion, shall deem reasonable (but in no event earlier than one year after such death), any such undistributed Shares of such deceased person shall be paid to one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                  SECTION 7.4 MANNER OF DISTRIBUTION.

                  (a) As soon as practicable following the date any Shares granted pursuant to an Award be come vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

                  (b) Big Foot Financial Corp.'s obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. Big Foot Financial Corp. shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                  SECTION 7.5 TAXES.

                  Big Foot Financial Corp., the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------


                  SECTION 8.1 TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; PROVIDED, HOWEVER, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Big Foot Financial Corp.

                  SECTION 8.2 AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time; PROVIDED, however, that no such amendment shall authorize the issuance of additional Shares under the Plan without the approval of the shareholders of the Company to the extent required by law; and PROVIDED, FURTHER, that no such amendment shall adversely affect the rights of any person in or with respect to any Award granted hereunder prior to the date on which such amendment is adopted or made effective, whichever is later.

                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which Big Foot Financial Corp. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which Big Foot Financial Corp. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Individual shall be adjusted by allocating to the Eligible Director or Eligible Individual receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Individual without any other change in the terms and conditions of the Award.


                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------


                  SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of employment by the Company or upon any Eligible Director any right to a continuation of his position as a director of the Company. The Company reserves the right to dismiss any Eligible Individual or remove any Eligible Director or otherwise deal with any Eligible Individual or Eligible Director to the same extent that it could if the Plan had not been adopted.

                  SECTION 9.3 CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                  SECTION 9.4 GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the federal laws of the United States of America and, in the absence of controlling federal law, according to the internal laws of the State of Illinois applicable to contracts entered into between citizens and residents of the State of Illinois to be performed wholly within the borders of such State.

                  SECTION 9.5 HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                  SECTION 9.6 NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                  SECTION 9.7 TAXES.

                  Big Foot Financial Corp. shall have the right to deduct from all amounts paid and property distributed with respect to an Award under the Plan any taxes required by law to be withheld with respect to such Award, or require the person to whom such cash or property is paid or distributed to pay Big Foot Financial Corp. the amount of any tax which Big Foot Financial Corp. is required to withhold with respect to such payment or distribution, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                  SECTION 9.8 APPROVAL OF SHAREHOLDERS.

                  The Plan and all Awards granted hereunder shall be conditioned on the approval of the Plan by the majority of the votes eligible to be cast by holders of Shares of the Company at a lawful meeting of shareholders. No Award under the Plan shall be effective prior to such approval.

                  SECTION 9.9 NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a) If to the Committee:

                      Compensation Committee of the Board of Directors Big Foot Financial Corp.
                      1190 R.F.D.
                      Long Grove, Illinois 60047


                  (b) If to an Award recipient, to the Award recipient's address as shown in the personnel records of Big Foot Financial Corp.

                                                                      APPENDIX B


                                    ARTICLE X
                         OF THE BIG FOOT FINANCIAL CORP.
                             1997 STOCK OPTION PLAN

ADDITIONAL PROVISIONS SUBJECT TO FURTHER SHAREHOLDER APPROVAL
-------------------------------------------------------------

                  SECTION 10.1 ACCELERATED VESTING UPON RETIREMENT OR CHANGE IN CONTROL.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.4: (a) in the event that any Option holder terminates service with the Employer and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

                  SECTION 10.2 DISCRETION TO ESTABLISH VESTING SCHEDULES.

         Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, after December 19, 1997, section 6.5(c) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

                  SECTION 10.3 ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS.

                  Notwithstanding anything in the Plan to the contrary, but subject to section 10.4, in the event that the Company shall, after December 19, 1997, declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Committee, either:

                           (a) make an equivalent payment to each person holding
                  an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; PROVIDED, HOWEVER, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                           (b) adjust the Exercise Price of each outstanding
                  Option in such manner as the Committee may determine to be appropriate to equitably reflect the payment of the dividend: or

                           (c) take the action described in section 10.3(a) with
                  respect to certain outstanding Options and the action described in section 10.3(b) with respect to the remaining outstanding Options.

                  SECTION 10.4 NO EFFECT PRIOR TO SHAREHOLDER APPROVAL.

                  Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after December 19, 1997.

THE FOLLOWING TERMS ARE DEFINED IN THE STOCK OPTION PLAN AS FOLLOWS:
--------------------------------------------------------------------

         CHANGE IN CONTROL MEANS ANY OF THE FOLLOWING EVENTS:
         ---------------------------------------------------

         (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the company; (B) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

         (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's shareholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

         (c)      the shareholders of the Company approve either:

                  (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                           (A) either (i) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (ii) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                           (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                  (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

         (d)      any event that would be described in paragraphs (a), (b) or
                  (c), above, if "the Bank" were substituted for "the Company" therein.


         RETIREMENT
         ----------

         Retirement means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank or the Company.

                                                                 REVOCABLE PROXY

                            BIG FOOT FINANCIAL CORP.
                          OLD MCHENRY ROAD AND ROUTE 83
                           LONG GROVE, ILLINOIS 60047

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                  DIRECTORS OF BIG FOOT FINANCIAL CORP. FOR THE
                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                               DECEMBER 22, 1997.

           The undersigned shareholder of Big Foot Financial Corp. hereby appoints George M. Briody, F. Gregory Opelka and Timothy L. McCue, or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Big Foot Financial Corp. held of record by the undersigned on November 10, 1997, at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 3:00 p.m., Central Time, on December 22, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement. The undersigned hereby revokes all prior proxies.

           This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND "FOR" THE PROPOSALS LISTED IN ITEMS 2, 3, 4 AND 5.

     PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/


      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3, 4 AND 5.


1.    Election of three Directors for          FOR    WITHHOLD    FOR ALL
      terms of three years each.               ALL      ALL       EXCEPT
      NOMINEES: George M. Briody, F.           / /      / /         / /
      Gregory Opelka and Joseph J.
      Nimrod.

      INSTRUCTIONS: TO WITHHOLD
      AUTHORITY to vote for any
      individual nominee, mark the oval
      "For All Except" and write that
      nominee's name in the space
      provided:


      __________________________________
                Nominee Exception



2.    Ratification of the appointment of       FOR     AGAINST    ABSTAIN
      KPMG Peat Marwick LLP as
      independent auditors for the fiscal      / /       / /        / /
      year ending June 30, 1998.



3.    Approval of the Big Foot Financial       FOR     AGAINST    ABSTAIN
      Corp. 1997 Recognition and
      Retention Plan.                          / /       / /        / /



4.    Approval of Article X of the Big         FOR     AGAINST    ABSTAIN
      Foot Financial Corp. 1997 Stock
      Option Plan.                             / /       / /        / /



5.    Authorization of the Board of
      Directors, in its discretion, to direct
      the vote of proxies upon such            FOR     AGAINST    ABSTAIN
      matters incident to the conduct of
      the Annual Meeting as may
      properly come before the Annual
      Meeting, and any adjournment or          / /       / /        / /
      postponement thereof, including,
      without limitation, a motion to
      adjourn the Annual Meeting.


I will attend this Annual Meeting.             / /


The undersigned hereby acknowledges receipt of the Notice of the 1997 Annual Meeting of Shareholders and the Proxy Statement for the Annual Meeting.


________________________________________________________________________________


________________________________________________________________________________
(Signature(s)

Dated:____________________________________________________________________, 1997


Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                    [LETTERHEAD OF BIG FOOT FINANCIAL CORP.]








                                       November 17, 1997



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN
         AND 401(K) SAVINGS PLAN PARTICIPANTS

Re:      Annual Meeting of Shareholders to be held on December 22, 1997
         --------------------------------------------------------------


Dear Participants:

         As you know, the Fairfield Savings Bank (the "Bank") Profit Sharing and Savings Plan ("401(k) Plan") includes an investment alternative to purchase the stock of the Bank's parent company, Big Foot Financial Corp. (the "Company") using funds from your 401(k) Plan account (the "401(k) Stock Fund"), and the Company maintains the Employee Stock Ownership Plan (the "ESOP") for employees of the Bank and the Company. The 401(k) Stock Fund and the ESOP each hold shares of the Company for the benefit of participants in those plans. These shares are held by independent trustees (in each case, the "Trustee"). Shares purchased by the ESOP are being held by the Trustee to be given to ESOP participants over a period of years. Shares that you have purchased for your account in the 401(k) Stock Fund are being held by the Trustee for your benefit. Both the ESOP and the 401(k) Plan allow participants in each respective plan (including former participants and beneficiaries) to have certain voting rights at the Company's shareholder meetings.

         In connection with the Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on December 22, 1997, enclosed are the following documents:

         1. Confidential Voting Instruction card for the ESOP (blue card) with return envelope;
         2. Confidential Voting Instruction card for the 401(k) Plan (yellow card) with return envelope;
         3. Proxy Statement dated November 17, 1997, including a Notice of the 1997 Annual Meeting of Shareholders; and
         4.    1997 Annual Report to Shareholders.

         As a participant in the ESOP and/or the 401(k) Plan, you have the right to direct the respective Trustee how to vote the shares held for your account by the ESOP and/or shares in the 401(k) Stock Fund as of November 10, 1997, the record date for the Annual Meeting (the "Record

Date"), on the proposals to be voted by the Company's shareholders. Your rights as a participant in the ESOP and/or 401(k) Plan will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS.

         ESOP PARTICIPANTS.

         Each ESOP participant has the right to specify how the Trustee, as Trustee for the ESOP, should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes on each proposal as you specify on the blue Confidential Voting Instruction card accompanying this letter. The number of shares in your ESOP account are shown on the enclosed blue Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet given to ESOP participants, in a manner determined to be prudent and solely in the interest of the participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares not yet placed in anyone's ESOP account.

         If you do not have any shares allocated to your account in the ESOP as of November 10, 1997, there will be no blue Confidential Voting Instruction card for the ESOP enclosed with this letter.

         401(K) PLAN PARTICIPANTS.

         In general, 401(k) Plan participants have the right to direct how the Trustee, as Trustee for the 401(k) Plan, should vote the shares in the 401(k) Stock Fund. In general, the Trustee will vote FOR and AGAINST each proposal specified on the yellow Confidential Voting Instruction card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by 401(k) Plan participants entitled to give voting instructions. The instructions given by each 401(k) Plan participant will be weighted according to value of his or her respective interest in the 401(k) Stock Fund as of November 10, 1997. For purposes of the 401(k) Plan, if you ABSTAIN as to a proposal, or if you do not return your yellow Confidential Voting Instruction card for the 401(k) Plan to the Trustee by December , 1997, your instructions will not be counted.

         If you do not have any shares of Company stock allocated to your 401(k) Stock Fund as of November 10, 1997, there will be no yellow Confidential Voting Instruction card for the 401(k) Plan enclosed with this letter.

UNANTICIPATED PROPOSALS.

         It is possible, although very unlikely, that proposals other than those specified on the Confidential Voting Instruction cards will be presented for shareholder action at the 1997 Annual Meeting of Shareholders. If this should happen, the Trustee of the ESOP and the Trustee of the 401(k) Plan will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                              *    *    *    *    *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card or cards to signify your direction to the respective Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD OR CARDS IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY [TO THE RESPECTIVE TRUSTEE]. The Confidential Voting Instruction card or cards must be received by the Trustees no later than December __, 1997.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEES, WHO HAVE BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE BANK OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP OR 401(K) PLAN, PLEASE CALL MR. TIMOTHY L. MCCUE AT (847) 634-2100.


                                       Very truly yours,

                                       THE MANAGEMENT SALARY COMPENSATION
                                       COMMITTEE OF BIG FOOT FINANCIAL CORP.


Enclosures

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
                      FOR THE EMPLOYEE STOCK OWNERSHIP PLAN
                           OF BIG FOOT FINANCIAL CORP.

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Big Foot Financial Corp. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions hereinafter specified to the Trustee of the ESOP (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of November 10, 1997, at the 1997 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on December 22, 1997, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated November 17, 1997, the Trustee will vote the common stock of Big Foot Financial Corp. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated November 17, 1997.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.


                                                                                            Please mark your votes like this
                                                                                                           /X/
------------------------------------------------------------------------------------------------------------------------------------
1.  Election of three Directors for terms of three years each. Nominees: George M.       FOR all nominees         WITHHOLD as to all
    Briody, F. Gregory Opelka and Joseph J. Nimrod                                     (except as otherwise            nominees
                                                                                            indicated)                    / /
                                                                                               / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED:
                       ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        FOR              AGAINST             ABSTAIN

2.  Ratification of the appointment of KPMG Peat Marwick LLP as independent             / /                / /                 / /
    auditors of Big Foot Financial Corp. for the fiscal year ending June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
3.  Approval of the Big Foot Financial Corp. 1997 Recognition and Retention Plan.       / /                / /                 / /
------------------------------------------------------------------------------------------------------------------------------------
4.  Approval of Article X of the Big Foot Financial Corp. 1997 Stock Option Plan.       / /                / /                 / /
------------------------------------------------------------------------------------------------------------------------------------

         In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1997 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated November 17, 1997 for the 1997 Annual Meeting and a 1997 Annual Report to Shareholders.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN DECEMBER __, 1997.



                                 DATE
                                 -----------------------------------------------



                                 SIGNATURE
                                 -----------------------------------------------

                                 Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                            BIG FOOT FINANCIAL CORP.

                         CONFIDENTIAL VOTING INSTRUCTION

            SOLICITED BY THE MANAGEMENT SALARY COMPENSATION COMMITTEE
                           OF BIG FOOT FINANCIAL CORP.
           FOR FAIRFIELD SAVINGS BANK PROFIT SHARING AND SAVINGS PLAN

         The undersigned participant, former participant or beneficiary of a deceased former participant in the Fairfield Savings Bank Profit Sharing and Savings Plan (the "401(k) Plan") hereby provides the voting instructions hereinafter specified to the Trustee of the 401(k) Plan (the "Trustee"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Big Foot Financial Corp. that are held by the Trustee, in its capacity as Trustee of the 401(k) Plan, as of November 10, 1997, at the 1997 Annual Meeting of Shareholders of Big Foot Financial Corp. to be held on December 22, 1997, and at any adjournment or postponement thereof.

         As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated November 17, 1997, the Trustee will vote the common stock of Big Foot Financial Corp. held by the 401(k) Plan Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Management Salary Compensation Committee dated November 17, 1997.



         (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

         THE BOARD OF DIRECTORS OF BIG FOOT FINANCIAL CORP. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF BIG FOOT FINANCIAL CORP. OR FAIRFIELD SAVINGS BANK, FSB.


                                                                                            Please mark your votes like this
                                                                                                           /X/
------------------------------------------------------------------------------------------------------------------------------------
1.  Election of three Directors for terms of three years each.  Nominees: George M.      FOR all nominees         WITHHOLD as to all
    Briody, F. Gregory Opelka and Joseph J. Nimrod                                     (except as otherwise            nominees
                                                                                             indicated)                   / /
                                                                                                / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME
IN THE SPACE PROVIDED:
                       ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        FOR              AGAINST            ABSTAIN*

2.  Ratification of the appointment of KPMG Peat Marwick LLP, as independent            / /                / /                / /
    auditors of Big Foot Financial Corp. for the fiscal year ending June 30, 1998.
------------------------------------------------------------------------------------------------------------------------------------
3.  Approval of the Big Foot Financial Corp. 1997 Recognition and Retention Plan.       / /                / /                / /
------------------------------------------------------------------------------------------------------------------------------------
4.  Approval of Article X of the Big Foot Financial Corp. 1997 Stock Option Plan.       / /                / /                / /
------------------------------------------------------------------------------------------------------------------------------------

*For purposes of your 401(k) Plan account, abstaining is the same as not voting.

         In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustee.

         All proposals listed above in this Confidential Voting Instruction were proposed by Big Foot Financial Corp.

         The undersigned hereby instructs the Trustee to vote in accordance with the voting instructions indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of the 1997 Annual Meeting of Shareholders of Big Foot Financial Corp., a Proxy Statement dated November 17, 1997 for the 1997 Annual Meeting and a 1997 Annual Report to Shareholders.

         PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN DECEMBER __, 1997.



                                 DATE
                                 -----------------------------------------------



                                 SIGNATURE
                                 -----------------------------------------------

                                 Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.